                                                                       Exhibit 1

                           PURCHASE AND SALE AGREEMENT
                           ---------------------------


THIS AGREEMENT made and entered into as of the 9th day of June, 2000, by and between JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP, a Massachusetts limited partnership, having its principal address c/o The Real Estate Investment Group, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117 (hereinafter "Seller"), and MISSION MOUNTAIN, LLC, having an office address at 8200 Normandale Boulevard, Suite 200, Minneapolis, Minnesota 55437 (hereinafter "Buyer");

                                WITNESSETH THAT:

         WHEREAS, Seller desires to sell certain improved real property known as Park Square Shopping Center and located in Brooklyn Park, Minnesota, along with certain related personal and intangible property; and

         WHEREAS, Buyer desires to purchase such real, personal, and intangible property in accordance with the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth the parties hereto mutually agree as follows:

         1.       THE PROPERTY.

                  1.1 DESCRIPTION: Subject to the terms and conditions of this Agreement, and for the consideration herein set forth, Seller agrees to sell and transfer, and Buyer agrees to purchase and acquire, all of Seller's right, title, and interest in and to the following (collectively, the "Property"):

                           1.1.1    Certain land (the "Land") located at
8000-8007 Brooklyn Boulevard, Brooklyn Park, Minnesota, and more specifically described in EXHIBIT 1.1.1 attached hereto;

                           1.1.2    The building(s), parking areas,
improvements, and fixtures now situated on the Land (the "Improvements");

                           1.1.3    All furniture, personal property, machinery,
apparatus, and equipment currently used in the operation, repair, and maintenance of the Land and the Improvements and situated thereon, excluding, however, tangible personal property and fixtures of the Improvements which are owned by tenants or which may be removed by tenants under the terms of their leases (collectively, the "Personal Property"). The Personal Property to be conveyed is subject to depletions, replacements, and additions in the ordinary course of Seller's business;

                           1.1.4    All easements, hereditaments, and
appurtenances belonging to or inuring to the benefit of Seller and pertaining to the Land, if any;

                           1.1.5    Any street or road abutting the Land to the
center line thereof (to the extent owned by Seller);



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                           1.1.6    The leases or occupancy agreements,
including those in effect on the date of this Agreement which are identified on the Schedule of Leases attached hereto as EXHIBIT 1.1.6, and any new leases entered into pursuant to Section 7.3 including all amendments thereto, which as of the Closing (or Date of Closing, as hereinafter defined) affect all or any portion of the Land or the Improvements (collectively, the "Leases"), and any security deposits actually held by Seller with respect to any such Leases;

                           1.1.7    All service, maintenance, supply, or other
contracts relating to the operation of the Property, including those in effect as of the date hereof which are listed on EXHIBIT 1.1.7 hereto and any new contracts entered into pursuant to Section 7.2 (together, the "Contracts"), subject to Section 5.5 hereof;

                           1.1.8    The name "Park Square Shopping Center" (if
available);

                           1.1.9    Assignable warranties and guaranties issued
in connection with the Improvements or the Personal Property which remain in effect as of Closing; and

                           1.1.10   All transferable consents, authorizations,
variances or waivers, licenses, permits, and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau, or other entity or instrumentality solely in respect of the Land or the Improvements which remain valid or in effect as of Closing.

                  1.2 AGREEMENT TO CONVEY. Seller agrees to convey, and Buyer agrees to accept, on the Date of Closing: (a) title to the Land and the Improvements in the condition described in Section 6.1, and subject to the Permitted Exceptions (as hereinafter defined); and (b) title to the Personal Property, by Bill of Sale (as hereinafter defined), without warranty as to the title or the condition of such personalty.

         2. PURCHASE PRICE. The Property is to be sold to Buyer for the sum of Eight Million Twenty-Five Thousand Dollars ($8,025,000.00) (the "Purchase Price"), which Buyer shall pay to Seller on the Date of Closing by wiring immediately available Federal funds to such bank account as may be designated by Seller.

         3. DEPOSIT. Buyer shall deposit with the Title Company (as hereinafter defined) the sum of $100,000.00 by official bank cashier's check simultaneously with the execution of this Agreement as a good faith deposit (hereinafter, said deposit and such interest as is earned thereon shall be referred to as the "Deposit"), which Deposit shall be disposed of in the manner herein provided. Such Deposit shall be invested by the Title Company in a daily redeemable, interest bearing account acceptable to Seller and Buyer, with all interest earned thereon to be payable or credited (i) to Buyer upon Closing or upon termination of this Agreement for reasons other than Buyer's default, or
(ii) to Seller in the event of termination of this Agreement due to Buyer's default. If Closing occurs in accordance with this Agreement, the Deposit shall either be applied against the Purchase Price or returned by Seller to Buyer on the Date of Closing, as hereinafter provided. If this Agreement is terminated, or if either party fails to perform




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any of its agreements hereunder, the Deposit shall be disposed of in the manner hereinafter provided.

         4. CLOSING. Subject to the provisions of this Agreement, the Closing Documents (as hereinafter defined) shall be delivered at 10 o'clock A.M., E.S.T., on July 19, 2000 (the "Date of Closing" or "Closing"), at an office of Chicago Title Insurance Company (the "Title Company"), unless otherwise agreed upon in writing. Contact for all title insurance requirements should be made through the following office:



         Ellen Schwab, Commercial Escrow Officer
         Chicago Title Insurance Company
         2001 Bryan Street
         Suite 1700
         Dallas, Texas 75201-3005
         Telephone:  214-965-1670
         Facsimile:  214-965-1629

         5.       BUYER'S REVIEW.

                  5.1      ACCESS.

                           5.1.1    Seller shall promptly upon the execution
hereof make available to Buyer copies of the Contracts and the Leases. Seller agrees to allow Buyer or Buyer's agents or representatives reasonable access to the Property (during business hours) for purposes of any non-intrusive physical or environmental inspection of the Property, interviewing of tenants, and review and copying of the Contracts, the Leases, Seller's books and records relating to the Property (other than any privileged, proprietary or confidential records), soil reports, environmental studies and reports, surveys, building and systems plans, income and expense statements, and other matters necessary in the reasonable discretion of Buyer to evaluate and analyze the feasibility of the Property for Buyer's intended use thereof. Buyer shall not conduct or authorize any physically intrusive testing of, on, or under the Property without first obtaining Seller's written consent as to the timing and scope of work to be performed, such consent not to be unreasonably withheld.

                           5.1.2    Except as otherwise expressly set forth
herein, Seller makes no representations or warranties as to the truth, accuracy, or completeness of any materials, data, or other information, including without limitation the contents of Seller's or its property manager's books and records, marketing materials prepared by Seller or the Broker (as hereinafter defined), the Leases, the Contracts, rent rolls or income and expense statements, supplied to Buyer in connection with Buyer's inspection of the Property. It is the parties' express understanding and agreement that all such materials are provided by Seller solely for Buyer's convenience in making its own examination and determination prior to the Approval Date (as hereinafter defined) as to whether it wishes to purchase the Property, and, in making such examination and determination, Buyer shall rely exclusively on its own independent investigation and evaluation of the Property and not on any materials supplied by Seller.



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                  5.2      TITLE AND SURVEY. Buyer or Seller shall obtain a
commitment by the Title Company to issue an owner's policy of title insurance insuring the Land and the Improvements (the "Title Commitment"), and a survey of the Land prepared by a professional land surveyor licensed in the state in which the Property is located (the "Survey").

                  5.3      BUYER'S RIGHT TO OBJECT OR TERMINATE.

                           5.3.1    BUYER'S RIGHT TO OBJECT. Buyer shall have
the right, in its sole discretion, on or before 5:00 p.m. E.S.T. on a date 45 days from the date of this Agreement (as set forth on page 1 hereof) (the "Approval Date") to make written objection to any matter regarding the Property ("Objection Notice"), which notice must specify the reason such matter(s) are not satisfactory and the curative steps necessary to remove the basis for Buyer's disapproval. The parties shall then have until the later of ten (10) business days after the date of the Objection Notice and the Approval Date (whichever is later, the "Objection Deadline") to make such arrangements or take such steps as they shall mutually agree to satisfy Buyer's objection(s); provided, however, that Seller shall have no obligation whatsoever to expend or agree to expend any funds, to undertake or agree to undertake any obligations, or otherwise to attempt to cure or agree to attempt to cure any objections, and Seller shall not be deemed to have any obligation to attempt to cure any such matters unless Seller expressly undertakes such an obligation by a written notice to or written agreement with Buyer given or entered into on or prior to the Objection Deadline and which recites that it is in response to an Objection Notice. Buyer's sole right with respect to any objections contained in an Objection Notice given in a timely manner shall be to elect on or before the Objection Deadline to terminate this Agreement pursuant to Section 5.3.2 hereof. All possible objections regarding title, the Survey, or other matters regarding the Property not included in an Objection Notice given by Buyer to Seller on or before the Approval Date, or with respect to which a timely Objection Notice is given but Seller fails to expressly agree to attempt to cure as provided above, shall be deemed to be approved by Buyer as "Permitted Exceptions" as provided in
Section 5.4 hereof, with the exception of mortgages, mechanic's liens and other monetary liens, which shall be deemed objections.

                           5.3.2    BUYER'S RIGHT TO TERMINATE. In the
alternative, Buyer shall have the right, in its sole discretion, on or before the Approval Date (if the Objection Notice has not been given) or the Objection Deadline (if the Objection Notice has been given), to terminate its obligation to purchase the Property by giving Seller written notice of termination (the "Termination Notice"). If the Termination Notice is timely given, Seller shall direct the Title Company promptly to return the Deposit to Buyer and neither party shall have any further obligations or liability hereunder except as expressly set forth in this Agreement, including without limitation Sections 6.2 and 24 hereof. In the event that Buyer does not tender to Seller the Objection Notice or the Termination Notice prior to the Approval Date or the Objection Deadline, as applicable: (a) the Deposit shall be non-refundable; and (b) Buyer shall have no further rights to the Deposit, and no further right to terminate this Agreement, except pursuant to Sections 9.1, 13, or 18.1.




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                  5.4      PERMITTED EXCEPTIONS. If this Agreement is not
terminated, Buyer shall be deemed to have approved and to have agreed to purchase the Property subject to the following:

                           5.4.1    all possible title objections, survey
objections, and any defects in or to title to the Property or other matters affecting or relating to the title to, or the survey of, or the condition of the Property existing as of the Approval Date and not included in an Objection Notice given by Buyer and/or which Buyer has otherwise approved or is deemed to have approved pursuant to Section 5.3.1 hereof, excluding such title or survey objections which are not noted in the title commitment or on the survey, or which first occur after the Approval Date and prior to Closing;

                           5.4.2    all existing Leases, and all Contracts and
Leases which Buyer has approved or is deemed to have approved, or which Seller is permitted to enter into, pursuant to Sections 5.5, 7.2, and 7.3 hereof;

                           5.4.3    the lien of non-delinquent real and personal
property taxes and assessments;

                           5.4.4    INTENTIONALLY OMITTED

                           5.4.5    discrepancies, conflicts in boundary lines,
shortages in area, encroachments, and any state of facts which an inspection of the Property would disclose and which are not shown by the public records;

                           5.4.6    easements or claims of easements shown by
the public records; and

                           5.4.7    any service, installation, connection,
maintenance or construction charges which arise after Closing, and, subject to the proration provisions hereof, charges for sewer, water, electricity, telephone, cable television or gas.

All of the foregoing are referred to herein collectively as the "Permitted Exceptions".

                  5.5 CONTRACTS. On or before the Approval Date, Buyer shall notify Seller in writing as to which of the Contracts Buyer elects to assume at Closing. Seller shall notify the vendors under those Contract(s) which Buyer has not agreed to assume that, provided that Closing occurs hereunder, such Contracts shall terminate, effective as of the Date of Closing; provided however if any such non-assumed Contract does not permit Seller to terminate same within thirty (30) days or requires that Seller pay a fee to terminate same prior to Closing, Buyer shall be required at Closing to assume all obligations thereunder until the effective date of the termination and to assume the obligation to pay, or to reimburse Seller for the payment of, the termination fee.

         6.       CONDITION OF PREMISES.

                  6.1 Buyer and Seller agree that Buyer is acquiring the Property in its "AS IS" condition, WITH ALL FAULTS, IF ANY, AND WITHOUT ANY WARRANTY, EXPRESS OR IMPLIED. Except as otherwise expressly set forth herein, neither Seller




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

nor any agents, representatives, or employees of Seller have made any representations or warranties, direct or indirect, oral or written, express or implied, to Buyer or any agents, representatives, or employees of Buyer with respect to the condition of the Property, its fitness for any particular purpose, or its compliance with any laws, and Buyer is not aware of and does not rely upon any such representation to any other party. Buyer acknowledges that the Purchase Price might be higher if Buyer were not acquiring the Property in "as is" condition. Buyer acknowledges that it either has had or will have before the Date of Closing the opportunity to make such inspections (or have such inspections made by consultants) as it desires of the Property and all factors relevant to its use, including, without limitation, the interior, exterior, and structure of all Improvements, and the condition of soils and subsurfaces (particularly with respect to the presence or absence of hazardous substances).

                  6.2 After its inspections are completed, Buyer shall restore the Property to its condition prior to Buyer's inspections. Buyer agrees to indemnify Seller for all claims or damages arising out of (i) any negligence or wrongful act by Buyer, its employees, agents or contractors in connection with Buyer's inspections, or (ii) violation of Buyer's obligations under Section 5.1.1, including, without limitation, claims for personal injury or property damage, and including all costs and attorneys' fees. The obligations in this
Section 6.2 shall survive the Closing or the termination of this Agreement for any reason, including without limitation pursuant to Sections 5.3.2, 9.1, or 13 hereof.

                  6.3 Buyer hereby releases Seller and its agents, representatives, and employees from any and all claims, demands, and causes of action, past, present, and future, that Buyer may have relating to (i) the condition of the Property at any time, before or after the Date of Closing, including, without limitation, the presence of any hazardous substance, or (ii) any other matter pertaining to the Property. This release shall survive the Closing or the termination of this Agreement for any reason. Notwithstanding the foregoing, Buyer's release shall apply only to those matters actually known, discovered or which, with the exercise of reasonable diligence should have been discovered by Buyer in the course of its due diligence.

         7.       PRIOR TO CLOSING.

                  7.1      Until Closing, Seller or Seller's agents shall:

                           7.1.1    INSURANCE. maintain the types and amounts of
insurance that are in force on the date of execution hereof; and

                           7.1.2    OPERATION. operate and maintain the Property
substantially in accordance with Seller's past practices with respect to the operation of the Property, and deliver the Property to Buyer at Closing in its present condition, normal wear and tear excepted, subject to Section 13 hereof.

                  7.2 NEW CONTRACTS. Between the Approval Date and the Date of Closing, Seller will enter into only those Contracts which Seller believes are necessary to carry out its obligations under Section 7.1.2 and which shall be cancelable on not more than thirty (30) days' written notice. If Seller enters into any such Contract, it shall




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


promptly provide written notice thereof to Buyer and unless Buyer, within seven
(7) days thereafter, notifies Seller in writing of Buyer's intention to assume such Contract, it shall be treated as a non-assumed Contract under Section 5.5 hereof.

                  7.3 NEW LEASES. Between the Approval Date and the Date of Closing, Seller will not execute any new Leases or materially amend, terminate (except upon a default by the tenant thereunder), or accept the surrender of any existing tenancies or approve any subleases without the prior consent of Buyer, which consent shall not be unreasonably withheld (having in mind commercially reasonable matters such as the amount of rent, the term, and the use under the proposed lease, and the proposed tenant's creditworthiness); provided however that Seller is authorized to accept the termination of Leases at the end of their existing terms and to expand, extend, or renew any Leases pursuant to expansion, extension, or renewal options contained therein. With respect to all Leases identified on EXHIBIT 7.3 hereto and all new Leases executed after the Approval Date which Buyer has approved (or should have approved in its reasonable discretion) pursuant to this Section 7.3, which Leases require the construction of tenant improvements and/or the payment of leasing or brokerage commission(s) by landlord, including without limitation brokerage commissions upon the exercise by the tenant thereunder of an expansion, extension, or renewal option contained in such tenant's lease, Buyer shall: (a) pay, and/or reimburse Seller at Closing for the paid portion of, the cost of such improvements and such leasing or brokerage commission(s) and any other costs associated with such Lease; and (b) assume all of Seller's obligations as landlord thereunder with respect to the payment of tenant improvements and brokerage commissions after Closing. Failure of Buyer to consent, or to expressly withhold its consent in writing stating with specificity the reasonable basis of its objection, within three (3) business days after written request by Seller for such consent, to any Lease submitted by Seller to Buyer after the Approval Date, or the unreasonable refusal by Buyer to grant its consent to any Lease or lease amendment submitted by Seller to Buyer after the Approval Date, shall be deemed to constitute consent.

         8.       REPRESENTATIONS AND WARRANTIES.

                  8.1      Seller represents and warrants to Buyer as follows:

                           8.1.1    Seller is an insurance company, duly
organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts and the state in which the Property is located.

                           8.1.2    Subject to Section 9.2 hereof, Seller has
all requisite power and authority to execute and deliver this Agreement and to carry out its obligations hereunder and the transactions contemplated hereby. This Agreement has been, and the documents contemplated hereby will be, duly executed and delivered by Seller and constitute Seller's legal, valid, and binding obligation enforceable against Seller in accordance with its terms. The consummation by Seller of the sale of the Property is not in violation of or in conflict with, nor does it constitute a default under any term or provision of, the organizational documents of Seller, or any of the terms of any agreement or instrument to which Seller is a party, or by which Seller is bound, or any provision of any applicable law, ordinance, rule, or regulation of any governmental



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

authority or any provision of any applicable order, judgment, or decree of any court, arbitrator, or governmental authority.

                  8.2      Buyer represents and warrants to Seller as follows:

                           8.2.1    Buyer is a limited liability company, duly
organized, validly existing, and in good standing under the laws of Delaware and the state in which the Property is located.

                           8.2.2    Buyer has all requisite power and authority
to execute and deliver this Agreement and to carry out its obligations hereunder and the transactions contemplated hereby. This Agreement has been, and the documents contemplated hereby will be, duly executed and delivered by Buyer and constitute its legal, valid, and binding obligation enforceable against it in accordance with its terms, and the consummation and performance by Buyer of the transactions contemplated herein will not result in a violation of or be in conflict with or constitute a default under any term or provision of the organizational documents of Buyer, or any of the terms of provisions of any agreement or instrument to which it is a party, or by which it is bound, or of any term of any applicable law, ordinance, rule or regulation of any governmental authority or of any term of any applicable order, judgment, or decree of any court, arbitrator, or governmental authority.

                  8.3 The above-stated representations and warranties will survive the Closing for a period of three (3) months, before the expiration of which the party claiming a breach must have filed an action in a court of competent jurisdiction, and any representation and warranty not specified in such action shall expire. Any such claim shall be limited to actual damages (specifically including reasonable attorneys' fees and expenses and court costs) suffered by the claiming party (specifically excluding consequential, punitive, or other damages), and in no event shall the aggregate of such damages exceed $100,000.00. Buyer acknowledges that Seller has maintained no employees at the Property and that the Property has during Seller's ownership thereof always been managed by a third-party manager, and that Seller has relied upon such manager for knowledge and notice.

         9.       CONDITIONS PRECEDENT.

                  9.1 REPRESENTATIONS AND WARRANTIES. Each party's obligation to close hereunder shall be conditioned upon the truth in all material respects as of the Date of Closing of the other party's representations and warranties set forth in Section 8 hereof. If on the Date of Closing a representation and warranty is not true, and such representation and warranty either was not true on the date of this Agreement, or was true on the Date of this Agreement but has become untrue as a result of a breach of this Agreement by the party making the representation hereunder, the other party may either seek its remedy pursuant to Section 18 hereof, waive this condition and proceed to Closing, or terminate this Agreement by notice to the representing party. If on the Date of Closing a representation and warranty is not true, and such representation and warranty was true on the date of this Agreement and has become untrue not as a result of a breach of this Agreement by the representing party, the other party may either waive this condition and proceed to Closing or terminate this Agreement by notice to




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

the representing party. Upon the representing party's receipt of notice of termination pursuant to this Section 9.1, the Deposit shall be refunded and this Agreement shall terminate, and neither party shall be liable to the other for damages or otherwise except as otherwise expressly provided herein.

                  9.2 SELLER'S APPROVALS. Seller's obligation to close hereunder shall be conditioned upon the approval of this transaction by Seller's internal committees. If on or before the Approval Date Seller has not notified Buyer that such approval has been granted, such approval shall be deemed not to have been granted, and the Deposit shall be refunded and this Agreement shall terminate, and neither party shall be liable to the other for damages or otherwise except as otherwise expressly provided herein. If Seller's internal committees do not grant their approval, Seller shall reimburse Buyer for its due diligence costs up to the amount of $50,000.00 in total upon presentation of evidence of payment.

                  9.3 ADDITIONAL CONDITIONS TO BUYER'S PERFORMANCE. In addition to the condition set forth in Section 9.1, this Purchase Agreement and Buyer's obligations hereunder are conditioned, for the sole benefit of Buyer, upon the following:

                           A.       TITLE AND SECURITY. The Title Commitment and
Survey shall have been found acceptable, or been made acceptable, in accordance with Paragraph 5.3 above. On or before the Approval Date the Title Company shall have issued to Buyer an ALTA Owner's Title Insurance Policy (without a creditor's rights exception) in the full amount of the Purchase Price, showing fee simple title to the Real Property vested in Buyer in the condition required herein, with extended coverage over all general exceptions to the policy and with such other coverages and endorsements (including without limitation endorsements for zoning, contiguity, appurtenant easements, access, subdivision and the so-called "Fairway" endorsement) as either Buyer or its lender may require; provided, however, that said Owner's Title Policy shall not in any way vitiate the covenants in the deed to be given by Seller to Buyer hereunder. If at the Closing Date the Title Company is unable to deliver the title insurance policy pursuant to the Title Commitment due to an intervening lien or defect of title, Seller shall have the opportunity to cure said lien or defect, or to terminate the Agreement. If the Agreement is terminated pursuant to this section 9.3.A, the Deposit shall be refunded to Buyer, and this Agreement shall be null and void and of no further force and effect.

                           B.       CONDITION OF REAL PROPERTY AND TENANCIES.
There shall be, as of the Closing Date, no material adverse change in the physical condition of the Real Property and no "Material Occupancy Change." For purposes hereof, the term "Material Occupancy Change" shall mean a reduction in the total amount of rented square footage within the buildings which constitute part of the Property by more than five percent (5%) of the amount of such square footage which, as of the Approval Date, has been under lease with tenants.

                           C.       SUBORDINATION AGREEMENTS AND ESTOPPEL
LETTERS. Buyer shall have received at least seven (7) days prior to the Closing Date, (i) from tenants occupying 90% of the leased square footage of the Property, a subordination agreement agreeing to subordinate said tenant's interest under its lease to the lien of the mortgage to be given to Buyer's lender and (ii) from tenants occupying in the aggregate at least seventy-five percent (75%) of the leased square footage of the buildings which constitute part of the property, an estoppel letter setting forth the date of said tenant's lease, the monthly rent currently in effect, the amount of any security deposits or other deposits paid in connection with its lease, and a statement that said tenant has no claims, defenses or rights of setoff against Seller, both of which shall be satisfactory as to form and substance to Buyer, in its reasonable discretion.

         10.      ADJUSTMENTS AND PRORATIONS.

                  10.1 All taxes, including, without limitation, real estate taxes and personal property taxes, collected rents, charges for utilities, including water, sewer, and fuel oil, and for utility services, maintenance services, maintenance and service contracts, all operating costs and expenses, and all other income, costs, and charges of every kind which in any manner relate to the operation of the Property (but not including insurance premiums) shall be prorated to the Date of Closing, except that if Seller does not receive the Purchase Price (by receipt of wired funds or by receipt in hand of an official bank cashier's check) by noon, E.S.T., on the Date of Closing, all prorations shall be made as of the following business day. If the amount of said taxes, assessments, or rents is not known on the Date of Closing, they shall be apportioned on the basis of the amounts for the preceding year, with a reapportionment as soon as the new amounts can be ascertained. If such taxes and assessments shall thereafter be reduced by abatement, the amount of such abatement, less the reasonable cost of obtaining the same, shall be apportioned between the parties, provided that neither party shall be obligated to institute or prosecute proceedings for an abatement unless otherwise agreed. Buyer shall be responsible for the payment of any assessments or notice of assessments made after the date of execution hereof for any public improvement, provided Buyer takes title hereunder. With respect to security deposits, if any, made by tenants at the Property and actually received in hand by Seller, Buyer shall receive credit therefor. Any deposits on utilities paid by Seller shall be returned to Seller. The foregoing provisions of this Section 10.1 shall not apply to any taxes, assessments, or other payments which are directly payable by tenants under their leases or reimbursable by such tenants to the owner of the Property, as landlord, under their leases. On the Date of Closing, Seller shall deliver to Buyer all inventories of supplies on hand at the Property owned by Seller, if any, at no additional cost to Buyer.

                  10.2 POST-CLOSING COLLECTIONS. Buyer shall use reasonable efforts during the twelve (12) month period immediately following the Closing to collect and promptly remit to Seller rents or other amounts due Seller for the period prior to Closing. Buyer shall apply all rents or other amounts received by Buyer, first for the account of Buyer for amounts currently due to Buyer; second to reimburse Buyer for costs and attorneys' fees; third to Seller for any and all amounts due Seller for periods prior to Closing; and the balance to be retained by Buyer. Buyer shall not be obligated to initiate any lawsuit against tenants to collect unpaid rents applicable to the period prior to Closing.





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

         11.      CLOSING DOCUMENTS.

                  11.1 SELLER'S DELIVERIES. Conditioned upon performance by Buyer hereunder, Seller shall execute and deliver to Buyer at Closing the following documents ("Seller's Closing Documents"):

                           11.1.1   DEED. a special warranty deed conveying
marketable title to the Land and the Improvements subject to the Permitted Exceptions;

                           11.1.2   BILL OF SALE. a bill of sale, assigning and
transferring to Buyer all of the right, title, and interest of Seller in and to the Personal Property;

                           11.1.3   ASSIGNMENT OF LEASES. (i) the Leases which
are still in effect as of Closing and any new Leases entered into pursuant to
Section 7.3 (ii) a current listing of any tenant security deposits and prepaid rents held by Seller with respect to the Property; and (iii) an assignment of such Leases and security deposits, which will include an indemnification by Seller of Buyer for all landlord obligations accruing prior to the Date of Closing;

                           11.1.4   ASSIGNMENT OF CONTRACTS. (i) copies of all
Contracts relating to the Property which Buyer has elected to assume or which are not terminable by Seller on or before the Date of Closing; and (ii) an assignment of such Contracts, which will include an indemnification by Seller of Buyer for all owner obligations accruing prior to the Date of Closing;

                           11.1.5   NON-FOREIGN CERTIFICATE. a certification
that Seller is not a non-resident alien (a foreign corporation, partnership, trust, or estate as defined in the Internal Revenue Code and Treasury Regulations promulgated thereunder);

                           11.1.6   ASSIGNMENT OF WARRANTIES AND GUARANTIES. an
assignment of all transferable warranties and guaranties then in effect, if any, with respect to the Improvements or any repairs or renovations to such Improvements and the Personal Property being conveyed hereunder;

                           11.1.7   BOOKS AND RECORDS. all books and records
held at the Property by or for the account of Seller (other than any privileged, proprietary or confidential records), including without limitation plans and specifications and lease applications, as available and

                           11.1.8   OWNER'S AFFIDAVIT. an owner's affidavit and
such other similar documents as are reasonably required from Seller pursuant to the Title Commitment as a condition precedent to the issuance of an owner's title insurance policy pursuant to the terms thereof.

                  11.2 BUYER'S DELIVERIES. Conditioned upon performance by Seller hereunder, Buyer shall execute and deliver to Seller at Closing the following documents ("Buyer's Closing Documents"):

                           11.2.1   ASSUMPTION OF LEASES. an assumption of the
Leases and security deposits, which will include an indemnification by Buyer of Seller for all landlord obligations accruing on or after the Date of Closing and an indemnification by Seller of Buyer for all landlord obligations accruing prior to the Date of Closing; and

                           11.2.2   ASSUMPTION OF SERVICE CONTRACTS. an
assumption of the Contracts which Buyer has elected to assume, which will include an indemnification by Buyer of Seller for all owner obligations accruing on or after the Date of Closing.

                  11.3 OTHER CLOSING DOCUMENTS. Each party shall deliver to the other party or the Title Company such duly executed and acknowledged or verified certificates, affidavits, and other usual closing documents respecting the power and authority to perform the obligations hereunder and as to the due authorization thereof by the appropriate corporate, partnership, or other representatives acting for it, as counsel for the other party or the Title Company may reasonably request.

                  11.4 CLOSING DOCUMENTS. Seller's Closing Documents, Buyer's Closing Documents and the documents to be delivered pursuant to Section
11.3 hereof shall hereinafter be referred to as the "Closing Documents".

         12. COSTS. Buyer shall pay all settlement expenses, except as set forth in the following sentence, in connection with the transfer of the Property, including, but not limited to, personal property sales taxes, if any, recording fees, Buyer's attorneys' fees, the costs of obtaining a binder or commitment from a title insurance company, the premium for Buyer's title insurance policy, the cost of the Survey, and all other costs and expenses incidental to or in connection with closing this transaction. Seller shall pay the real estate transfer taxes and the attorneys' fees, if any, incurred by Seller in connection with this transaction, and the Broker's commission, but only if, as, and when the transaction contemplated hereby is fully consummated and the deed is recorded and the full consideration therefor has been received by Seller.

         13. CASUALTY OR CONDEMNATION. In the event that prior to the Date of Closing either the Improvements are damaged or destroyed, in whole or in part, by fire or other cause, or any portion of the Land or the Improvements becomes the subject of a condemnation proceeding by a public or quasi-public authority having the power of eminent domain, then either (a) the parties shall proceed with the transaction contemplated herein, in which event Buyer shall be entitled to receive any insurance proceeds or condemnation awards, including the payment of any deductible, or (b) in the event such damage, destruction, or condemnation involves, in the reasonable estimation of Seller, a loss in an amount in excess of $500,000.00, or loss of all or a material portion of access to the Property, either party, at its option, may terminate this Agreement by notice to the other within ten (10) days of Buyer's receipt of Seller's notice of such damage or proceeding, in which case the Deposit shall be refunded, and thereafter neither party shall have any further obligation or liability to the other by virtue of this Agreement, except as otherwise expressly provided herein.

         14. INSURANCE. Seller shall not be obligated to assign to Buyer any fire, hazard, or liability insurance policies which it holds respecting the Property, and Seller shall have the right to any and all refunds or rebates resulting from the termination of such policies.

         15. BROKER'S COMMISSION. Buyer and Seller each hereby warrants and represents to the other that it has dealt with no broker or finder in connection with this transaction except Welsh Companies ("the Broker"), and that it is not affiliated with the Broker in any way. Buyer and Seller each hereby agrees to indemnify and hold the other harmless from and against any and all claims for brokerage or finder's fees or other similar commissions or compensation made by any and all other brokers or finders claiming to have dealt with the indemnifying party in connection with this Agreement or the consummation of the transaction contemplated hereby. The obligations in this Section shall survive the Closing or the termination of this Agreement for any reason, including without limitation pursuant to Section 5.3.2, 9.1, or 13 hereof.

         16. SELLER'S PERFORMANCE. The acceptance of Seller's Closing Documents by Buyer shall be deemed to be a full performance and discharge of every agreement and obligation of Seller herein contained and expressed, except such as are, by the terms hereof, to be performed after the delivery of said instruments.

         17. RECORDING PROHIBITED. This Agreement shall not be recorded in any Registry of Deeds or other office or place of public record. If Buyer shall record this Agreement or cause or permit the same to be recorded, Seller may, at its option, elect to treat such act as a default by Buyer under this Agreement.

         18.      REMEDIES.

                  18.1 If Seller defaults under this Agreement, Buyer's sole remedy, at law or in equity, shall be one of either (a) the return of the Deposit to Buyer, whereupon the obligations of Seller under this Agreement shall terminate; or (b) the right to obtain specific performance of Seller's obligation to convey the Property pursuant to this Agreement, provided that in no event shall Seller be obliged to undertake any of the following: (i) change the condition of the Property or restore the same after any fire or casualty;
(ii) expend money or post a bond to remove or insure over a title defect or encumbrance or to correct any matter shown on a survey of the Property; (iii) secure any permit, approval, or consent with respect to the Property or Seller's conveyance, or (iv) cure defects objected to by Buyer pursuant to Section 5.3.1 hereof. In no event shall any officer, director, employee, agent, or representative of Seller have any personal liability in connection with this Agreement or transaction.

                  18.2 If Buyer defaults under this Agreement, the sole remedy of Seller shall be to retain the Deposit, which sum the parties fix and settle as liquidated damages for such default of Buyer.

                  18.3 Nothing in this Section 18 shall limit the express provisions of this Agreement obligating one party hereto to indemnify the other or to restore the Property, including without limitation Sections 6.2 and 24 hereof.

                  18.4 In any action to enforce the provisions of this Agreement, the prevailing party shall be entitled to an award of its attorneys' fees and costs.

         19. ASSIGNMENT. This Agreement may not be assigned by Buyer without the express written consent of Seller, which consent Seller may in its sole discretion withhold, except that Buyer may, without Seller's consent, assign this Agreement to a limited partnership of which Buyer (or a principal of Buyer) or any parent or any wholly owned subsidiary of Buyer is the sole general partner or holds a majority of the ownership interest, or to a limited liability company of which Buyer (or a principal of Buyer) or any parent or any wholly owned subsidiary of Buyer is the sole manager or holds a majority of the ownership interest. No such assignment shall operate to relieve Buyer from any obligation hereunder.

         20. WAIVER. No waiver of any breach of any agreement or provision contained herein shall be deemed a waiver of any preceding or succeeding breach of any other agreement or provision herein contained. No extension of time for the performance of any obligation or act shall be deemed an extension of time for the performance of any other obligation or act.

         21. TIME. It is agreed that time is of the essence of this Agreement.

         22. GOVERNING LAW. This Agreement shall be construed under the laws of the state in which the Property is located.

         23. NOTICES. All notices required or permitted to be given hereunder shall be in writing and sent by overnight delivery service (such as Federal Express), in which case notice shall be deemed given on the day after the date sent, or by personal delivery, in which case notice shall be deemed given on the date received, or by certified mail, in which case notice shall be deemed given three (3) days after the date sent, or by fax (with copy by overnight delivery service), in which case notice shall be deemed given on the date sent, to the appropriate address indicated below or at such other place or places as either Buyer or Seller may, from time to time, respectively, designate in a written notice given to the other in the manner described above.


                  To Seller:        c/o The Real Estate Investment Group
                                    John Hancock Place
                                    200 Clarendon Street
                                    Boston, MA 02117
                                    Re: File No. ______________
                                    Attention:  Kelly Loring
                                    Fax No.: (617) 572-3860 or 3866
                                    Telephone No.: (617) 572-3857

                  With Copy To:     John Hancock Life Insurance Company
                                    Law Department (T-50)
                                    John Hancock Place
                                    200 Clarendon Street
                                    Boston, MA 02117
                                    Re:  File No. _________________________
                                    Attention:  Roslyn Poznansky, Esq.
                                    Fax No.:  (617) 572-9268 or 9269
                                    Telephone No.:  (617) 572-9235

                  To Buyer:         Mission Mountain LLC
                                    8200 Normandale Boulevard, Suite 200
                                    Bloomington, MN 55437
                                    Attn: Dennis Doyle
                                    ______________________________________
                                    Fax No.: _____________________________
                                    Telephone No.: _______________________

                  With Copy To:     Thomas M. Hart
                                    Winthrop & Weinstine
                                    3200 Minnesota World Trade Center
                                    30 East Seventh Street
                                    St. Paul, MN 55101
                                    Fax No.: _____________________________
                                    Telephone No.:  651-290-8481

         24. CONFIDENTIALITY. Buyer shall not disclose the financial and economic terms and conditions of the transaction contemplated herein except as may be necessary in the ordinary course of its business. All press releases or other dissemination of information to the media, or responses to requests from the media, for information relating to the transaction contemplated herein shall be subject to the prior written approval of Seller; provided that, following the Closing, Seller's approval shall not be unreasonably withheld or delayed. The obligations in this Section 24 shall survive the Closing or termination of this Agreement for any reason.

         25. ENTIRE AGREEMENT. This instrument, executed in duplicate, sets forth the entire agreement between the parties and may not be canceled, modified, or amended except by a written instrument executed by both Seller and Buyer.

         26. COUNTERPARTS. This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed the day and year first above written.


                        SELLER:

                        JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP, a Massachusetts limited partnership


                        By: JOHN HANCOCK REALTY EQUITIES, INC.,
                            a Massachusetts corporation

                            BY:
                                ------------------------------------
                                ------------------------------------
                                (name)            (title)



                        BUYER:

                        MISSION MOUNTAIN, LLC

                        BY:
                            ----------------------------------------
                            ----------------------------------------
                            (name)                (title)


EXHIBITS:
1.1.1 - Legal Description
1.1.6 - Schedule of Leases
1.1.7 - Schedule of Contracts

                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT


         THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made and entered into this 24th day of July, 2000, by and between JOHN HANCOCK REALTY INCOME-II LIMITED PARTNERSHIP, a Massachusetts limited partnership ("Seller") and WELSHINVEST ACQUISITIONS, LLC, a Delaware limited liability company formerly known as Mission Mountain, LLC ("Buyer").

         WHEREAS, Seller and Buyer previously have entered into that certain Purchase and Sale Agreement dated June 9, 2000 (the "Purchase Agreement") relating to certain real property named Park Square Shopping Center located in Brooklyn Park, Minnesota; and

         WHEREAS, pursuant to Section 5.3.1 of the Purchase Agreement, the "Approval Date" is July 24, 2000; and

         WHEREAS, the parties have agreed to extend both the Approval Date and the "Date of Closing" (as defined in the Purchase Agreement) by two (2) weeks.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer hereby amend the Purchase Agreement as follows:

         1. EXTENSION OF APPROVAL DATE. The Approval Date under the Purchase Agreement is hereby extended to August 7, 2000.

         2. EXTENSION OF DATE OF CLOSING. The Date of Closing shall be August 29, 2000, unless Buyer and Seller shall otherwise agree in writing.

         3. REPRESENTATIONS AND WARRANTIES. Section 8.1.1 of the Purchase Agreement is hereby amended by deleting the words "an insurance company" in the first line thereof and by substituting therefor the words "a limited partnership."

         4. EFFECT ON PURCHASE AGREEMENT. Except to the extent revised hereby, all of the terms and conditions of the Purchase Agreement shall continue in full force and effect.

         5. COUNTERPART EXECUTION; EFFECTIVENESS. This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above stated.



                        SELLER:

                        JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP, a Massachusetts limited partnership


                        By: JOHN HANCOCK REALTY EQUITIES, INC.,
                            a Massachusetts corporation


                            By:
                                ------------------------------------------------
                                Its: President




                        BUYER

                        WELSHINVEST ACQUISITIONS, LLC

                        By
                           -----------------------------------------------------

                           Its -------------------------------------------------

                 SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT


         THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made and entered into effective as of the 7th day of August, 2000, by and between JOHN HANCOCK REALTY INCOME-II LIMITED PARTNERSHIP, a Massachusetts limited partnership ("Seller") and WELSHINVEST ACQUISITIONS, LLC, a Delaware limited liability company ("Buyer").

         WHEREAS, Seller and Buyer previously entered into that certain Purchase and Sale Agreement dated June 9, 2000 relating to certain real property commonly known as the Park Square Shopping Center located in Brooklyn Park, Minnesota, as amended by a certain First Amendment to Purchase and Sale Agreement dated July 24, 2000 between Buyer and Seller (collectively, the "Purchase Agreement"); and

         WHEREAS, pursuant to the above-referenced First Amendment to Purchase and Sale Agreement, the "Approval Date" was extended to August 7, 2000; and

         WHEREAS, the parties wish to further extend the Approval Date to August 11, 2000.

         NOW, THEREFORE, in consideration of the Recitals, which are hereby made a part hereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

         1. EXTENSION OF APPROVAL DATE. The Approval Date under the Purchase Agreement is hereby extended to August 11, 2000.

         2. CLOSING DATE. The Date of Closing under the Purchase Agreement shall remain August 29, 2000, unless Buyer and Seller otherwise agree in writing.

         3. EFFECT ON PURCHASE AGREEMENT. Except as otherwise expressly amended hereby, all of the terms and conditions of the Purchase Agreement shall continue in full force and effect.

         4. COUNTERPART. This Second Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above stated.



                        SELLER:

                        JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP, a Massachusetts limited partnership


                        By: JOHN HANCOCK REALTY EQUITIES, INC.,
                            a Massachusetts corporation


                            By:
                                ------------------------------------------------
                                Its: President




                        BUYER

                        WELSHINVEST ACQUISITIONS, LLC

                        By
                           -----------------------------------------------------

                           Its -------------------------------------------------

                 THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT


         THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made and entered into effective as of the 10th day of August, 2000, by and between JOHN HANCOCK REALTY INCOME-II LIMITED PARTNERSHIP, a Massachusetts limited partnership ("Seller") and WELSHINVEST ACQUISITIONS, LLC, a Delaware limited liability company ("Buyer").

         WHEREAS, Seller and Buyer previously entered into that certain Purchase and Sale Agreement dated June 9, 2000 relating to certain real property commonly known as the Park Square Shopping Center located in Brooklyn Park, Minnesota, as amended by (i) a certain First Amendment to Purchase and Sale Agreement dated July 24, 2000, and (ii) a certain Second Amendment to Purchase and Sale Agreement dated as of August 7, 2000, each by and between Buyer and Seller (collectively, the "Purchase Agreement"); and

         WHEREAS, pursuant to the above-referenced Second Amendment to Purchase and Sale Agreement, the "Approval Date" was extended to August 11, 2000; and

         WHEREAS, the parties wish to further extend the Approval Date to August 16 2000.

         NOW, THEREFORE, in consideration of the Recitals, which are hereby made a part hereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

         1. EXTENSION OF APPROVAL DATE. The Approval Date under the Purchase Agreement is hereby extended to August 16, 2000.

         2. CLOSING DATE. The Date of Closing under the Purchase Agreement shall remain August 29, 2000, unless Buyer and Seller otherwise agree in writing.

         3. EFFECT ON PURCHASE AGREEMENT. Except as otherwise expressly amended hereby, all of the terms and conditions of the Purchase Agreement shall continue in full force and effect.

         4. COUNTERPART. This Third Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above stated.



                        SELLER:

                        JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP, a Massachusetts limited partnership


                        By: JOHN HANCOCK REALTY EQUITIES, INC.,
                            a Massachusetts corporation


                            By:
                                ------------------------------------------------
                                Its: Vice President




                        BUYER

                        WELSHINVEST ACQUISITIONS, LLC

                        By
                           -----------------------------------------------------
                           Its
                               -------------------------------------------------

                 FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT


         THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made and entered into effective as of the 16th day of August, 2000, by and between JOHN HANCOCK REALTY INCOME-II LIMITED PARTNERSHIP, a Massachusetts limited partnership ("Seller") and WELSHINVEST ACQUISITIONS, LLC, a Delaware limited liability company ("Buyer").

         WHEREAS, Seller and Buyer previously entered into that certain Purchase and Sale Agreement dated June 9, 2000 relating to certain real property common known as the Park Square Shopping Center located in Brooklyn Park, Minnesota, as amended by (i) a certain First Amendment to Purchase and Sale Agreement dated July 24, 2000, (ii) a certain Second Amendment to Purchase and Sale Agreement dated as of August 7, 2000, and (iii) a certain Third Amendment to Purchase and Sale Agreement dated as of August 10, 2000, each by and between Buyer and Seller (collectively, the "Purchase Agreement"); and

         WHEREAS, the parties desire to amend the Purchase Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

         1. REDUCTION OF PURCHASE PRICE. The Purchase Price under the Purchase Agreement is hereby reduced from $8,025,000.00 to $6,500,000.00. Hereafter, all references in the Purchase Agreement to the "Purchase Price" shall be deemed to mean the Purchase Price as herein amended.

         2. TITLE AND SURVEY. Provided that Seller delivers to Buyer at closing the following: (a) an affidavit sufficient to enable Chicago Title Insurance Company to delete the standard exceptions set forth at Item Nos. 2, 3 (except for tenants under unrecorded leases), 4, 5 and 6 of Schedule B of the title commitment (File No. 2498452); (b) a statement from Seller that to its actual knowledge, either the City of Brooklyn Park has not required the connection of the water pipes on Parcel A with the water pipes on Parcel B pursuant to Easement Document No. 5251491, or if Seller has actual knowledge that the City of Brooklyn Park has required such a connection, that there are no outstanding costs related to such connection; (c) a statement from the Seller that, to its actual knowledge, it has received no notices of default in the performance of any obligations under Easement Document No. 5582918; Buyer hereby waives its objections to title and survey made pursuant to the Purchase Agreement.

         3. CONDITION OF REAL PROPERTY AND TENANCIES. Buyer acknowledges that the physical condition of the Property is satisfactory to Buyer as of the date of this Amendment. Subparagraph 9.3B of the Purchase Agreement is hereby amended so that as amended said subparagraph shall read as follows:

         "There shall be, as of the Closing Date, no material adverse change in the physical condition of the Real Property from its condition as of the Approval Date, and no "Material Occupancy Change." For purposes hereof, the term "Material Occupancy Change" shall mean a reduction in the total amount of rented square footage within the buildings which constitute part of the Property by more than five percent (5%) of the amount of such square footage which, as of the Approval Date, has been under lease with tenants. Provided Closing occurs on or before August 29, 2000, a "Material Occupancy Change" shall be determined without reference to the square footage covered by the Rainbow Foods and Fashion Bug leases."

         4. CLOSING DATE. The Date of Closing under the Purchase Agreement shall remain August 29, 2000, unless Buyer and Seller otherwise agree in writing.

         5. DEFINITIONS. Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Purchase Agreement.

         6. EFFECT ON PURCHASE AGREEMENT. Except as otherwise expressly amended hereby, all of the terms and conditions of the Purchase Agreement and shall continue in full force and effect.

         7. COUNTERPART. This Fourth Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above stated.



                        SELLER:

                        JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP, a Massachusetts limited partnership


                        By: JOHN HANCOCK REALTY EQUITIES, INC.,
                            a Massachusetts corporation


                            By:
                                ------------------------------------------------
                                Its: Vice President




                        BUYER

                        WELSHINVEST ACQUISITIONS, LLC

                        By
                           -----------------------------------------------------

                           Its -------------------------------------------------




                                       3